Exhibit 10.41

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

September 7, 2018

Eric Victory

Vice President & Head for Cardiovascular & Metabolic Disease, Partnering & Strategy

MedImmune, Inc.

One MedImmune Way

Gaithersburg, MD 20878

Re: Amendment No. 6 to Sub-Licence and Collaboration Agreement

Dear Eric,

As you know, Humabs Biomed SA (“Humabs”), a wholly owned subsidiary of Vir Biotechnology Inc., and MedImmune, LLC (“MedImmune”) are parties to that certain Sub-Licence and Collaboration Agreement dated March 20, 2012, as amended (the “Agreement”). By this letter amendment (this “Amendment”), Humabs and MedImmune agree to amend the Agreement as described below, effective as of the date first set forth above.

Subclause (i) of Section 2.4 of the Agreement, as amended by Amendment No. 4 to the Sub-Licence and Collaboration Agreement, is hereby amended and replaced in its entirety to read as follows:

[***]

Clause 9.7.2 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“A Receiving Party may disclose the existence and terms of this Agreement and the Confidential Information of the Disclosing Party to its attorneys and advisors and to potential acquirers in connection with a potential consolidation, acquisition, merger or similar transaction and to existing and potential investors or lenders of the Receiving Party, as a part of their due diligence investigations, and/or to potential licensees and/or to potential collaborators and/or to permitted assignees, in each case under a written agreement to keep of their due diligence investigations, and/or to potential licensees and/or to potential collaborators and/or to permitted assignees, in each case under a written agreement to keep the terms of this Agreement confidential and to use the Confidential Information solely for the purpose permitted pursuant to this clause.”

Any capitalized terms used herein and not otherwise defined herein will have the meaning ascribed in the Agreement. Except as expressly set forth herein, all of the terms of the Agreement will remain in full force and effect.

Please indicate MedImmune’s agreement to the foregoing by having an authorized representative of Medlmmune sign this Amendment in the appropriate signature line below.

Agreed and accepted:

Sincerely,	MedImmune, LLC

/s/ Filippo Riva	By:	/s/ JoAnn Suzich
Filippo Riva	Name:	JoAnn Suzich
Managing Director	Title:	Vice President, Research
	Date:	07 September 2018

2